                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

July 24, 1998

Dear Guinness Flight Shareholder:

    During the first half of 1998, the Asia crisis continued, affecting the Pacific Rim and, from time to time, global markets. Last year at this time, investors were concerned about the possible effects of the handover of Hong Kong to Chinese rule. Instead of the handover placing negative pressure on the Hong Kong and Chinese markets, economies across the Asian region have faltered for the last 12 months, after a devaluation of the Thai baht triggered deep sell-offs and currency devaluations across the region. The International Monetary Fund (IMF) has entered the region with strict programs to aid the various troubled economies, but for the short term, this seems to be a situation of too little, too late.

ASIAN CRISIS CONTINUES

    1997 was a difficult year for Asian markets, and to date 1998 has proved equally testing. The first half of the year has seen equities and currencies 'see-saw' from such a sense of despair in early January that they looked oversold into a liquidity driven rally that catapulted markets and currencies to valuations unsupported by economic fundamentals and policy responses. Then came the erosion of these gains as reality set in that the region was plunging into recession, that policy responses were lacking and that the Indonesian and Japanese situations brought additional problems to the forefront. Many markets are now trading back at or near their January lows, although the currencies are not.

THE IMPORTANCE OF JAPAN

    Toward the second half of 1998, Japan entered and stayed in the spotlight with investors focusing on government policy reaction to the deteriorating state of the Japanese economy. While the Guinness Flight Asia equity funds do not invest in Japan, one can no longer look at Southeast Asia without considering Japan's effect. The Japanese equity market rallied strongly at the beginning of the year, as the government raised the prospect of an imminent economic stimulus package and the early implementation of public works projects, in an attempt to manipulate the stock market higher ahead of the financial year-end. However, increasingly weak economic data highlighting poor consumer demand and an accelerating decline in corporate capital expenditure led to a subsequent sell-off in the equity market.

    The weakness of the Yen relative to the U.S. Dollar further exacerbated the problem. In addition, exports to Asia dropped off sharply, although exports to Europe remained strong. The release, at the beginning of June, of a disappointing figure for first-quarter economic growth confirmed that the Japanese economy is in recession. The Yen responded by weakening further, to an eight-year low relative to the U.S. Dollar, and a corresponding free-fall in the Japanese market was only halted by joint U.S.-Japan intervention in the foreign exchange market. The Yen strengthened accordingly, and the Japanese market subsequently rebounded strongly at the end of June. The government then turned its focus on resolving the bad debt problem which continues to plague the Japanese banking sector, and which has increasingly been identified as a barrier to a sustainable recovery in the Japanese economy. However, it is by no means certain that the "bridge bank" framework proposed by the government is a fully satisfactory solution to the problem, as it is not clear that the authorities will in actual fact proactively close functionally insolvent banks.

OUTLOOK

    The outlook for the remainder of 1998 is somewhat dismal for Asia. Looking forward, the Asian economic situation will continue to influence global deflation and keep developed world interest rates low. Risk factors are most obvious in Asia and include concerns over the possibility of future falls in both the Yen and the Chinese Renminbi, although we believe that the latter is more likely to be an issue next year. Other pressure points across the globe that could have ramifications on Asia include Russia and Brazil. The former, however, should receive sufficient international financial aid to avert devaluation, while the latter has sufficient reserves to put off additional structural reform until after this year's election.

CONCLUSION

    As always, we continue to stress the volatility involved in investing in Asia. The past year has particularly been a lesson in this regard. We would like to point you to specific comments from the fund managers for each fund inside this report. The fund managers discuss their respective performance and strategy over the last six months and provide their assessment for the future. As a prelude, the following table summarizes performance for the five funds over the six-month period ended June 30, 1998.

 GUINNESS FLIGHT FUNDS     6-MONTH RETURN(1)
 Asia Blue Chip Fund                 -23.49%
 Asia Small Cap Fund                 -36.07%
 China & Hong Kong Fund              -27.42%
 Mainland China Fund                 -23.49%
 Global Govt. Bond Fund                3.72%
(1)SHARE PRICES AND RETURNS FLUCTUATE SO
THAT YOU MAY HAVE A GAIN OR A LOSS WHEN YOU
REDEEM YOUR SHARES. PAST PERFORMANCE IS NOT
AN INDICATION OF FUTURE RESULTS.

    Despite these extremely trying markets, we remain committed to the region and are confident that, while slow in coming, these markets will experience a recovery and will reward investors, who like us, believe that the 21st Century belongs to Asia.

    We thank you for your continued loyalty and support.

Sincerely,

        [SIGNATURE]                       [SIGNATURE]

Timothy Guinness                          Howard Flight

GUINNESS FLIGHT ASIA BLUE CHIP FUND

THE BACKDROP

    The first quarter of the year saw improved confidence in the equity markets and stabilization in Asian currencies. However, as the second quarter progressed, the markets that had outperformed, in U.S. Dollar terms, during the first quarter of 1998 began to slip back. Now that the initial euphoria has passed, the markets are returning to their underlying trend. Essentially Asian markets cannot recover until there is more progress on the economic restructuring front. Economic reforms and the recapitalization of banking systems are critical to reduce the burden of non-performing loans. Without a rapid resolution of these issues, credit will continue to remain tight, restricting the ability of Asian companies to expand production. Stronger external accounts are also necessary to offset weak domestic demand. Net exports are expected to be the main economic growth driver of Asian economies for some time. So far we have seen the initial signs of improvement on trade balances in Asia, as exports to Europe and the U.S. hold up while imports are falling sharply due to the slowdown in domestic demand.

    South Korea has reported a record trade surplus in April, and Thailand has now reported six consecutive months of current account surpluses, after previously reporting a deficit in every single month since 1986. In time, the build-up of current account surpluses will allow Asian economies to pay down external debt gradually and reduce interest rates.

    During the economic adjustment process, we expect to see rising corporate bankruptcies and unemployment as a result of the collapse in regional demand and tight credit conditions. The impact on Asia of a weak Japanese Yen also suggests a slower recovery for economies that compete directly with Japanese manufacturers for exports. A weaker Yen has also led to a renewal of currency volatility in the region, which is subsequently aggravating the Asian crisis. Further downgrades of growth forecasts are expected for all non-Japan Asian economies. Consequently, governments in the region will come under greater pressure to ease their monetary and fiscal policy stance.

    The U.S. intervention on 17th June supporting the Yen jointly with Japan took the market by surprise. The short-term outlook has turned bearish for the Japanese Yen but it remains to be seen whether Japan can deliver the necessary policy response in restructuring the banking system and strengthening domestic demand. In our view, Yen volatility is likely to linger despite promises of policy action, as the Japanese reform path is bound to involve unexpected developments and the weak economy should continue to supply disappointing numbers.

THE FUND

    During the first half of the year the Asia Blue Chip Fund fell 23.49% compared with a fall of 26.20% for the Morgan Stanley AC Asia Free ex Japan Index. The under-performance over the last months can be attributed to underweighted exposure to Taiwanese and South Korean stocks. In U.S. Dollar terms, these markets have declined much less than other markets in the region. The last three months have seen a pickup in performance due to low exposure to Malaysia and Indonesia as well as a higher than normal cash position.

THE OUTLOOK

    The portfolio is heavily underweighted in the property and banking sectors. We do not expect any increases in Asian property prices for at least the next two years, and the banking sector will be held back by the massive recapitalization and high provisioning that will be required during Asia's recession.

-- Richard Farrell in London, 24 July 1998.

                              ASIA BLUE CHIP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/98

# of Stocks in the Portfolio:          52
Portfolio Turnover:                19.57%
% of Stocks in Top 10:             38.41%

                                 FUND MANAGER:
                                Richard Farrell,
                                     London

           TOP 10 HOLDINGS (%)
 ---------------------------------------
HSBC Holdings                       5.22%
Hong Kong Electric                  4.66%
Dairy Farm                          4.39%
Hutchison Whampoa                   4.33%
Golden Hope Plantations             3.78%
Cheung Kong                         3.36%
Huaneng Power Intl.                 3.31%
Kumpulan Guthrie Bhd.               3.18%
Philippines Long Distance
 Telephone                          3.09%
State Bank of India                 3.09%
            TOP 5 SECTORS (%)
 ---------------------------------------
Banking                            14.85%
Telecommunications                 12.84%
Electric Power                     10.28%
Wholesale                           8.73%
Diversified                         6.49%
           TOP 5 COUNTRIES (%)
 ---------------------------------------
Hong Kong                          39.76%
Singapore                          15.65%
Malaysia                           12.23%
Taiwan                              7.81%
Philippines                         5.97%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
 GUINNESS FLIGHT ASIA BLUE CHIP FUND AND THE MORGAN STANLEY
                 AC ASIA FREE EX-JAPAN INDEX
                                                                                       MORGAN STANLEY
                                                               GUINNESS FLIGHT ASIA     AC ASIA FREE
                                                                  BLUE CHIP FUND       EX-JAPAN INDEX
4/29/96*                                                                     $10,000           $10,000
6/30/96                                                                       $9,904            $9,706
9/30/96                                                                       $9,840            $9,372
12/31/96                                                                     $10,384            $9,564
3/31/97                                                                       $9,880            $9,247
6/30/97                                                                      $10,411            $9,815
9/30/97                                                                       $8,697            $8,064
12/31/97                                                                      $6,471            $5,591
3/31/98                                                                       $6,759            $6,065
6/30/98                                                                       $4,951            $4,126
*Inception date.
Average Annual Total Return
One Year                                                             Since Inception
-52.45%                                                                      -27.67%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1998 (UNAUDITED)

-------------------------------------------------------------------------------------

SHARES       COMMON STOCK: 91.07%                                               VALUE
-------------------------------------------------------------------------------------
             CHINA: 3.31%
    18,000   Huaneng Power International Inc. ADR......................  $    241,875
                                                                         ------------
             HONG KONG: 39.76%
   500,000   CDL Hotel International...................................       148,445
    50,000   Cheung Kong...............................................       245,902
   100,000   China Telecom.............................................       173,616
    20,000   CLP Holdings Ltd..........................................        91,132
    80,000   Dao Heng Bank Group Ltd...................................       113,592
   174,000   First Pacific Co..........................................        72,996
    15,500   Hang Seng Bank............................................        87,634
   165,000   Hong Kong & China Gas.....................................       187,427
     7,500   Hong Kong & China Gas Wts.................................           513
   110,000   Hong Kong Electric........................................       340,777
    34,800   Hong Kong Telecom.........................................        65,359
    15,600   HSBC Holdings Plc.........................................       381,593
    60,000   Hutchison Whampoa.........................................       316,768
    60,000   Johnson Electric Holdings.................................       222,280
    60,000   New World Development.....................................       116,174
    74,500   Smartone Telecommunications...............................       181,754
    60,000   Television Broadcasts Ltd.................................       158,771
                                                                         ------------
             Total Hong Kong...........................................     2,904,733
                                                                         ------------
             INDIA: 5.91%
     3,400   Hindalco Industries Ltd. ADR..............................        53,557
    10,000   Mahanagar Tele Nigam GDR..................................        97,000
    20,000   State Bank of India GDR...................................       226,000
    14,000   Tata Engineering & Locomotion.............................        55,009
                                                                         ------------
             Total India...............................................       431,566
                                                                         ------------
             INDONESIA: 0.00%
     1,837   Bank International Indonesia Wts..........................             9
                                                                         ------------
             MALAYSIA: 12.23%
   300,000   Golden Hope Plantations Berhad............................       276,347
   400,000   Kumpulan Guthrie Berhad...................................       232,713
   100,000   Malaysian Intern Shipping Corp............................       146,658
   100,000   Petronas Gas Berhad.......................................       186,655
     1,000   RHB Sakura Merchant Bankers...............................           262

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1998 (UNAUDITED) CONTINUED

-------------------------------------------------------------------------------------

SHARES                                                                          VALUE
-------------------------------------------------------------------------------------
             MALAYSIA: (CONTINUED)
    30,000   Systems Telekom Malaysia..................................  $     50,906
                                                                         ------------
             Total Malaysia............................................       893,541
                                                                         ------------
             PHILIPPINES: 5.97%
   300,000   Ayala Corp. Class B.......................................        77,338
    50,000   Manila Electric...........................................       131,894
       106   Metropolitan Bank & Trust.................................           623
    10,000   Philippine Long Distance Telephone ADR....................       226,250
                                                                         ------------
             Total Philippines.........................................       436,105
                                                                         ------------
             SINGAPORE: 15.65%
   300,000   Dairy Farm International Holdings.........................       321,000
    81,750   Keppel Corp. Ltd..........................................       123,415
   100,000   Keppel Land Ltd...........................................        92,125
    26,120   Overseas Chinese Banking Corp. For Reg....................        89,266
    30,000   Singapore Airlines Ltd-Foreign............................       140,862
   100,000   Singapore Telecom Ltd.....................................       142,645
    60,000   United Overseas Bank......................................       187,221
    10,800   Want Want Holdings - A....................................         7,128
    54,000   Want Want Holdings........................................        39,960
                                                                         ------------
             Total Singapore...........................................     1,143,622
                                                                         ------------
             SOUTH KOREA: 0.10%
       447   Samsung Electronics.......................................         7,143
                                                                         ------------
             TAIWAN: 7.81%
     8,882   China Steel Corp..........................................       108,360
     9,000   Fubon Insurance Co. GDR...................................       153,000
     6,640   President Enterprise......................................        59,760
    10,000   Siliconware Precision GDR.................................        80,750
    10,000   Taiwan Semiconductor ADR..................................       168,750
                                                                         ------------
             Total Taiwan                                                     570,620
                                                                         ------------
             THAILAND: 0.33%
    14,600   Banpu Public Co Ltd. For. Reg.............................        23,872
                                                                         ------------
             TOTAL COMMON STOCKS
               (Identified Cost $9,164,303): 91.07%....................     6,653,086
                                                                         ------------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1998 (UNAUDITED) CONTINUED

-------------------------------------------------------------------------------------

PAR VALUE    CORPORATE BONDS: 3.26%                                             VALUE
-------------------------------------------------------------------------------------
 $ 100,000   Formosa Chemical & Fiber                                    $    108,000
               1.75% due 07/19/01......................................
   100,000   Nan Ya Plastics Convertible Bond                                 107,000
               1.75% due 07/19/01......................................
    30,000   Ssangyong Oil Refining                                            23,400
               3.75% due 12/31/08......................................
                                                                         ------------
             TOTAL CORPORATE BONDS
               (Identified Cost $275,402): 3.26%.......................       238,400
                                                                         ------------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified Cost $9,439,705+): 94.32%...................  $  6,891,486
                                                                         ------------
             OTHER ASSETS LESS LIABILITIES: 5.68%......................       415,086
                                                                         ------------
             NET ASSETS: 100.00%.......................................  $  7,306,572
                                                                         ------------
                                                                         ------------

+ Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..................  $   148,366
    Gross unrealized depreciation..................   (2,696,585)
                                                     -----------
                                                     $(2,548,219)
                                                     -----------
                                                     -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

JUNE 30, 1998

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Agriculture.............................................................        3.78%
Airline.................................................................        1.93
Banking.................................................................       14.85
Chemical................................................................        2.94
Construction............................................................        1.26
Diversified Operations..................................................        6.49
Electronics.............................................................        6.06
Electric Power..........................................................       10.28
Food and Beverage.......................................................        1.47
Hotels..................................................................        2.03
Insurance...............................................................        2.09
Manufacturers...........................................................        3.90
Media...................................................................        2.17
Mining Services.........................................................        0.33
Oil/Petroleum Refining..................................................        0.32
Real-Estate.............................................................        4.96
Telecommunications......................................................       12.84
Transportation..........................................................        2.76
Utilities...............................................................        5.13
Wholesalers.............................................................        8.73
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       94.32
OTHER ASSETS LESS LIABILITIES...........................................        5.68
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $9,439,705).................  $  6,891,486
Cash..................................................................       495,643
Receivables:
    Fund shares sold..................................................        23,500
    Dividends and interests...........................................        27,587
Prepaid expenses......................................................         7,812
Deferred organization costs, net......................................         4,946
                                                                        ------------
    Total assets......................................................  $  7,450,974
                                                                        ------------
                                                                        ------------

LIABILITIES
Payables:
    Securities purchased..............................................        61,726
    Dividends to shareholders.........................................         7,927
    Fund shares redeemed..............................................        10,721
Due to Advisor (Note 3)...............................................        28,084
Accrued expenses......................................................        35,945
                                                                        ------------
    Total liabilities.................................................       144,403
                                                                        ------------
NET ASSETS                                                              $  7,306,571
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($7,306,571/1,189,392 shares outstanding; unlimited
    number of shares authorized without par value)....................         $6.14
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 11,402,746
    Undistributed net investment income...............................         8,374
    Accumulated net realized loss on investments......................    (1,556,872)
    Net unrealized appreciation (depreciation) on:
        Investments...................................................    (2,548,219)
        Foreign Currency..............................................           542
                                                                        ------------
            NET ASSETS................................................  $  7,306,571
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld $9,209)................     $    108,423
Interest........................................................           17,470
                                                                  ------------------
    Total Investment Income.....................................          125,893

EXPENSES
Advisory fees (Note 3)..........................................           39,581
Administration fee (Note 3).....................................            9,895
Custodian.......................................................           22,576
Accounting......................................................           21,001
Transfer agent fees.............................................           22,760
Audit fees......................................................           10,100
Legal fees......................................................            4,120
Trustees' fees..................................................            6,614
Registration fees...............................................           10,413
Reports to shareholders.........................................            8,416
Deferred organization costs amortization........................              867
Miscellaneous...................................................            1,488
                                                                  ------------------
    Total expenses..............................................          157,831
    Interest on loans...........................................                0
    Commitment fee on credit line...............................              550
    Less: Expenses reimbursed (Note 3)..........................          (80,011)
                                                                  ------------------
    Net expenses................................................           78,370
                                                                  ------------------
        NET INVESTMENT INCOME...................................     $     47,523
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................         (993,992)
Net realized loss from foreign currency.........................           (3,065)
Net change in unrealized (depreciation) appreciation on:
    Investments.................................................         (906,144)
    Foreign currency............................................              358
                                                                  ------------------
    Net Realized and Unrealized Loss on Investments.............       (1,902,843)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $ (1,855,320)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                FOR THE SIX
                                                MONTHS ENDED        FOR THE YEAR
                                               JUNE 30, 1998           ENDED
                                                (UNAUDITED)      DECEMBER 31, 1997
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                           $     47,523        $     14,862
Net realized loss from investments.........         (993,992)           (548,153)
Net realized loss on foreign currency......           (3,065)            (11,995)
Net change in unrealized depreciation on
  investments and foreign currency.........         (905,786)         (1,808,974)
                                             ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................       (1,855,320)         (2,354,260)
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..          (49,669)             (5,180)
Dividends paid from net realized gains.....               --              (1,407)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....          (49,669)             (6,587)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................        5,659,309          10,083,304
Net asset value of shares issued on
  reinvestment of distributions............           41,742               6,157
Cost of shares redeemed....................       (3,406,927)         (4,498,343)
                                             ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................        2,294,124           5,591,118
                                             ------------------  ------------------
    TOTAL INCREASE IN NET ASSETS...........          389,135           3,230,271
                                             ------------------  ------------------

NET ASSETS
Beginning of period........................        6,917,436           3,687,165
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $8,374 and $10,520,
  respectively)............................     $  7,306,571        $  6,917,436
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................          778,166             982,882
Shares reinvested from distributions.......            6,798                 474
Shares redeemed............................         (451,755)           (411,241)
                                             ------------------  ------------------
    Net Increase...........................          333,209             572,115
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------------------
                                                         FOR THE                              APRIL 29,
                                                       SIX MONTHS        FOR THE YEAR           1996*
                                                          ENDED              ENDED             THROUGH
                                                      JUNE 30, 1998      DECEMBER 31,       DECEMBER 31,
                                                       (UNAUDITED)           1997               1996
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $      8.08        $     12.98        $     12.50
                                                          --------           --------           --------
Income from investment operations:
  Net investment income...........................            0.04               0.02                 --
  Net realized and unrealized gain (loss) on
    investments...................................           (1.94)             (4.91)              0.48
                                                          --------           --------           --------
Total from investment operations..................           (1.90)             (4.89)              0.48
                                                          --------           --------           --------

Less distributions:
  Dividends from net investment income............           (0.04)             (0.01)                --
  Distributions from taxable net captial gains....              --                 --                 --
                                                          --------           --------           --------
Total distributions...............................           (0.04)             (0.01)                --
                                                          --------           --------           --------
Net asset value, end of period....................     $      6.14        $      8.08        $     12.98
                                                          --------           --------           --------
                                                          --------           --------           --------
Total return......................................          (23.49)%++         (37.68)%             3.84 %++
Ratios/supplemental data:
Net assets, end of period (thousands).............     $     7,307        $     6,917        $     3,687
Ratio of expenses to average net assets:
  Before expense reimbursement....................            4.14 %+            4.41 %             9.14 %+
  After expense reimbursement.....................            1.98 %+            1.98 %             1.98 %+
Ratio of net investment income to average net
 assets:
  Before expense reimbursement....................           (0.97)%+           (2.16)%            (7.10)%+
  After expense reimbursement.....................            1.19 %+            0.28 %             0.06 %+
Portfolio turnover rate...........................           19.57 %            34.69 %            10.97 %
Average Commission Rate Paid**....................     $    0.0066        $    0.0078        $    0.0190

BANK LOANS
Amount outstanding at end of period (000).........              --        $         0                 --
Average amount of bank loans outstanding during
 the period (monthly average) (000)...............              --        $       121                 --
Average number of shares
 outstanding during the period
 (monthly average) (000)..........................              --                479                 --
Average amount of debt per share during the
 period...........................................              --        $      0.25                 --

*          Commencement of operations.
**         A fund is required to disclose its average commission rate per share for security trades on which commissions are charged.This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT ASIA SMALL CAP FUND

THE BACKDROP

    The aftershocks from Southeast Asia's currency devaluations have continued to spread during the first half of the year. High U.S. Dollar debt levels crippled many Southeast Asian companies, pushing several into technical bankruptcy. Banks in the region are now struggling to overcome high levels of non-performing loans. Not surprisingly, this has brought new corporate fixed investment almost to a halt. Business and consumer confidence has evaporated. Southeast Asia is in the midst of a severe recession.

    As domestic demand has dropped so sharply so too have Southeast Asia's imports. Meanwhile exports have been steady to slightly negative rather than showing any benefits from the currency devaluations. With steady exports and sharply lower imports, trade surpluses are now the norm and the region is beginning the process of repaying its substantial overseas debt. More progress on exports in the coming months should result in currency stability, indeed there should eventually be the possibility of the region's currencies strengthening.

    For Hong Kong the maintenance of the Hong Kong Dollar peg to the U.S. Dollar has come at the price of substantially lower residential property prices. Hence consumer confidence has been shaken and domestic consumption has fallen. Hong Kong, considered by many to be the strongest economy in the region, is also in the midst of a recession. Mainland China is the area in the region that is expected to see growth in domestic demand. Chinese authorities introduced an austerity program back in 1993, which successfully killed off inflation. They are now encouraging domestic demand growth by cutting interest rates and announcing substantial infrastructure spending projects. We believe the authorities will struggle to achieve their 8% GDP target, but it should clearly be the best in the region.

THE FUND

    The affect of the economic downturn on the share prices of smaller companies in the region has been very negative, as liquidity has been poor. Over the first six months of the year, the Asia Small Cap Fund fell -36.07%, compared with -26.52% for the Fund's benchmark index, the HSBC James Capel Southeast Asia Smaller Companies Index.

    The portfolio has been rotated so that it is heavily overweighted in manufacturers and exporters, which should benefit from the region's currency devaluations, however in the short term these companies have just fallen in line with the overall market. Going forward we hope to see the relatively better earnings prospects of smaller companies being reflected in better relative performance.

THE OUTLOOK

    The portfolio is heavily underweighted in the banking and property sectors, where we foresee that earnings will be under pressure. The higher non-performing loans will require the banking sector to try to recapitalize and this should keep banking shares under pressure. While property prices may find a bottom in the coming months we do not see a recovery in either property prices or an increase in transaction volumes. Manufacturing must lead Asia out of its economic difficulties and the currency devaluations have placed the sector in a position to do so.

-- Robert Conlon and Agnes Chow in Hong Kong, 24 July 1998.

                              ASIA SMALL CAP FUND
--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/98

# of Stocks in the Portfolio:           68
Portfolio Turnover:                 13.85%
% of Stocks in Top 10:              34.39%

                                 FUND MANAGERS:
                          Robert Conlon & Agnes Chow,
                                   Hong Kong

           TOP 10 HOLDINGS (%)
 ---------------------------------------
Ng Fung Hong                        4.47%
Elec & Eltek Intl                   4.31%
Four Seas Mercantile                4.06%
Varitronix International            3.79%
KCE Electronics                     3.32%
Venture Manufacturing               3.14%
Guangdong Kelon Electric            3.07%
Natsteel Electronics                2.79%
GPE Industries                      2.77%
Qingling Motors Co.                 2.67%
            TOP 5 SECTORS (%)
 ---------------------------------------
Electronics                        18.54%
Food & Beverage                    11.07%
Consumer-Related                   10.64%
Manufacturing                      10.36%
Automobile                          7.12%
           TOP 5 COUNTRIES (%)
 ---------------------------------------
Hong Kong                          30.01%
Singapore                          23.89%
China                              24.56%
Thailand                            8.70%
Malaysia                            6.03%
Indonesia                           1.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
       GUINNESS FLIGHT ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL
   SOUTHEAST ASIA SMALLER COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)
                                                                                                     HSBC JAMES
                                                                            GUINNESS FLIGHT ASIA     CAPEL SASC
                                                                               SMALL CAP FUND          INDEX
4/29/96*                                                                                  $10,000         $10,000
6/30/96                                                                                    10,461           9,530
9/30/96                                                                                    10,397           9,467
12/31/96                                                                                   11,308           9,720
3/31/97                                                                                    12,046          10,336
6/30/97                                                                                    13,406           9,999
9/30/97                                                                                    12,504           7,820
12/31/97                                                                                    7,829           4,464
3/31/98                                                                                     7,684           5,116
6/30/98                                                                                     5,005           3,280
*Inception date.
Average Annual Total Return
One Year                                                                          Since Inception
-62.67%                                                                                   -27.31%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30,1998 (UNAUDITED)

-----------------------------------------------------------------------------------

SHARES        COMMON STOCK: 96.42%                                            VALUE
-----------------------------------------------------------------------------------
              CHINA: 24.56%
   6,159,000  Anhui Expressway Co Ltd - H...........................  $     620,114
   1,650,000  Beijing Datang Power - H..............................        463,244
   1,697,979  Dazhong Taxi..........................................        927,097
   2,200,000  First Tractor Co. - H.................................        582,161
   1,608,000  Guandong Kelon Elec Hld - H...........................      1,266,142
   1,500,000  Guangdong Brewery Holdings Ltd........................        114,238
   2,292,400  Heilongjiang Electric Power Co........................        871,112
   1,036,000  Huangshan Tourism DVLP Co - B.........................        400,932
   2,700,000  Inner Mongolia Yitai Coal - B.........................        756,000
   3,966,000  Qingling Motors Company Ltd. - H......................      1,100,671
   1,527,540  Shangdong Chenmimg Paper Ind. - B.....................        631,956
   1,500,000  Shanghai Zhenhua Port Mach. - B.......................        558,000
   1,200,000  Shanghai Worldbest Co. Ltd. - B.......................        308,400
   1,000,000  Shenzhen Fangda Co Ltd - B............................        738,350
   1,700,000  Zhenhai Refining & Chem Co. - H.......................        219,440
   1,980,000  Zhejiang Southeast Electric...........................        554,400
                                                                      -------------
              Total China...........................................     10,112,257
                                                                      -------------
              HONG KONG: 30.01%
   1,166,000  ASM Pacific Technology................................        496,683
   6,263,000  CNPC Hong Kong Ltd....................................        832,695
  10,000,000  Denway Investment Ltd.................................        593,778
   1,860,000  Founder Hong Kong Ltd.................................        792,307
   4,182,000  Four Seas Mercantile Hldg.............................      1,673,448
     500,000  GZI Transportation Ltd................................        112,947
   5,000,000  Glorious Sun Enterprises Ltd..........................        916,484
   3,392,000  Quality Healthcare Asia Ltd...........................        280,222
   1,500,000  Hung Hing Print Group.................................        595,392
   1,400,000  Lung Kee (Bermuda) Holdings...........................        274,687
   2,664,000  NG Fung Hong Ltd......................................      1,839,732
   1,000,000  QPL Intl Holdings Ltd.................................        193,623
   5,000,000  Silver Grant Intl Ltd.................................        606,686
   7,508,000  Texwinca Holdings Ltd.................................        629,947
     794,000  Vanda Systems & Communications........................        143,488
     779,000  Varitronix International Ltd..........................      1,558,603
   1,250,000  Vitasoy International Holdings Ltd....................        411,450

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30,1998 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
              HONG KONG: (CONTINUED)
   2,050,000  Wongs International...................................  $     402,220
     200,000  Wongs International Wts...............................          3,692
                                                                      -------------
              Total Hong Kong.......................................     12,358,084
                                                                      -------------
              INDONESIA: 1.20%
  25,825,000  Astra Agro............................................        493,584
                                                                      -------------
              MALAYSIA: 6.03%
   2,000,000  Hap Seng Consolidated Bhd.............................      1,066,602
     750,000  PPB Oil Palms Bhd.....................................        490,879
     500,000  Malakoff Berhad.......................................        927,217
                                                                      -------------
              Total Malaysia........................................      2,484,698
                                                                      -------------
              PHILIPPINES: 2.03%
   7,400,000  Cosmos Bottling Corporation...........................        834,053
                                                                      -------------
              SINGAPORE: 23.89%
     850,000  Advanced Systems Automation...........................        338,484
     585,000  Avimo Group Ltd.......................................        813,611
     138,000  Clipsal Industries Ltd................................        123,510
     400,000  Datacraft Asia Limited................................        960,000
     525,000  Elec & Eltek Int Co Ltd...............................      1,774,500
   1,000,000  Flextech Holdings Ltd.................................        261,516
     200,000  Flextech Holdings Ltd Wts.............................         49,331
     250,000  GP Batteries..........................................        457,652
   3,455,000  GPE Industries Ltd....................................      1,140,150
     684,000  Natsteel Electronics Ltd..............................      1,150,502
      51,840  Osprey Maritime Ltd. Pfd..............................         18,487
     192,000  Osprey Maritime Ltd...................................         89,010
   1,438,449  Singapore Tech Automotive For Reg.....................      1,017,387
   1,996,000  Teledata Ltd..........................................        136,428
     680,000  Venture Manufacturing.................................      1,293,314
     509,000  Wong's Circuits Holdings Ltd..........................        211,235
                                                                      -------------
              Total Singapore.......................................      9,835,117
                                                                      -------------
              THAILAND: 8.70%
     524,000  Eastern Water Resources...............................        574,288
     370,000  KCE Electronics.......................................      1,367,772

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30,1998 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
              THAILAND: (CONTINUED)
   1,918,264  Mah Boon Krong Properties.............................  $     715,939
     526,200  Phatra Thanakit Co. -Foreign..........................         47,383
     199,900  Pizza Co. Ltd. -Foreign...............................        582,647
      95,000  Thai Union Frozen Products............................        292,654
                                                                      -------------
              Total Thailand........................................      3,580,683
                                                                      -------------
              TOTAL INVESTMENTS IN SECURITIES
                (Identified cost $67,347,144+): 96.42%..............  $  39,698,476
                                                                      -------------
              OTHER ASSETS LESS LIABILITIES: 3.58%..................      1,473,299
                                                                      -------------
              NET ASSETS: 100.00%...................................  $  41,171,775
                                                                      -------------
                                                                      -------------

+ Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..................  $ 1,030,585
    Gross unrealized depreciation..................  (28,679,253)
                                                     -----------
                                                     $(27,648,668)
                                                     -----------
                                                     -----------

See accompaying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

JUNE 30, 1998

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Agriculture.............................................................        4.64%
Automobile..............................................................        7.12
Consumer Related........................................................       10.64
Construction............................................................        1.79
Electronics.............................................................       18.54
Electric Power..........................................................        3.46
Electric Utilities......................................................        1.13
Food and Beverage.......................................................       11.07
Machinery...............................................................        0.82
Manufacturers...........................................................       10.36
Material................................................................        2.98
Medical Products........................................................        0.68
Oil/Petroleum Refining..................................................        2.56
Real-Estate.............................................................        3.33
Retail..................................................................        1.42
Technology..............................................................        2.82
Telecommunications......................................................        4.59
Transportation..........................................................        2.04
Travel Services.........................................................        0.97
Utilities...............................................................        1.39
Wholesalers.............................................................        4.07
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       96.42
OTHER ASSETS LESS LIABILITIES...........................................        3.58
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $67,347,144)...............  $  39,698,476
Cash.................................................................      1,602,823
Receivables:
    Securities sold..................................................         15,597
    Dividends and interests..........................................        137,195
    Fund shares sold.................................................          8,998
Prepaid expenses.....................................................        136,516
Deferred organization costs, net.....................................          4,946
                                                                       -------------
    Total assets.....................................................  $  41,604,551
                                                                       -------------

LIABILITIES
Payables:
    Securities purchased.............................................        325,131
    Fund shares redeemed.............................................         17,499
Due to Advisor (Note 3)..............................................         33,714
Accrued expenses.....................................................         56,432
                                                                       -------------
    Total liabilities................................................        432,776
                                                                       -------------
NET ASSETS...........................................................  $  41,171,775
                                                                       -------------
                                                                       -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($41,171,775/6,623,087 shares outstanding; unlimited number of
    shares authorized without par value).............................          $6.22
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 136,527,867
    Overdistributed net investment income............................       (427,588)
    Undistributed net realized loss on investments...................    (67,278,427)
    Net unrealized depreciation on:
        Investments..................................................    (27,648,668)
        Foreign currency.............................................         (1,409)
                                                                       -------------
            NET ASSETS...............................................  $  41,171,775
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $28,145)............    $      768,718
Interest........................................................            98,726
                                                                  ------------------
    Total Investment Income.....................................           867,444

EXPENSES
Advisory fees (Note 3)..........................................           342,137
Administration fee (Note 3).....................................            85,534
Custodian.......................................................            65,092
Accounting......................................................            24,412
Transfer agent fees.............................................           106,918
Audit fees......................................................            18,380
Legal fees......................................................            19,691
Trustees' fees..................................................             6,614
Registration fees...............................................            10,413
Reports to shareholders.........................................            19,830
Deferred organization costs amortization........................               867
Miscellaneous...................................................             5,057
                                                                  ------------------
    Total expenses..............................................           704,945
                                                                  ------------------
    Interest expense............................................             2,444
    Commitment fee on credit line...............................             4,310
    Less: Expenses reimbursed (Note 3)..........................           (12,349)
         Indirectly paid expenses (Note 2)......................           (21,564)
                                                                  ------------------
    Net expenses................................................           677,786
                                                                  ------------------
        NET INVESTMENT INCOME...................................    $      189,658
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................       (47,396,435)
Net realized loss from foreign currency.........................          (845,608)
Net change in unrealized appreciation on investments............        15,802,895
Net change in unrealized gain on foreign currency...............           543,862
                                                                  ------------------
    Net realized and unrealized loss on investments.............       (31,895,286)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $  (31,705,628)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

------------------------------------------------------------------------------------
                                              FOR THE SIX MONTHS
                                                    ENDED            FOR THE YEAR
                                                JUNE 30, 1998           ENDED
                                                 (UNAUDITED)      DECEMBER 31, 1997
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income.......................    $      189,658      $      830,403
Net realized loss from investments..........       (47,396,435)        (19,050,729)
Net realized loss on foreign currency.......          (845,608)         (1,432,409)
Net change in unrealized (depreciation)
  appreciation on investments...............        15,802,895         (45,336,624)
Net change in unrealized gain/loss on
  foreign currency..........................           543,862            (541,388)
                                              ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.......................    $  (31,705,628)     $  (65,530,747)
                                              ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income...                --                  --
Distributions from taxable realized gains...                --             (23,059)
Return of Capital...........................                --            (719,699)
                                              ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....                --            (742,758)
                                              ------------------  ------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...................        22,127,647         247,467,409
Net asset value of shares issued on
  reinvestment of distributions.............                --             683,578
Cost of shares redeemed.....................       (57,728,345)       (124,267,665)
                                              ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS..............................       (35,600,698)        123,883,322
                                              ------------------  ------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS................................       (67,306,326)         57,609,817
                                              ------------------  ------------------
NET ASSETS
Beginning of period.........................       108,478,101          50,868,284
                                              ------------------  ------------------
End of period [including overdistributed net
  investment income of $427,588 and $617,246
  respectively].............................    $   41,171,775      $  108,478,101
                                              ------------------  ------------------
                                              ------------------  ------------------
CHANGES IN SHARES
Shares sold.................................         2,725,618          16,468,454
Shares reinvested from distributions........                --              41,030
Shares redeemed.............................        (7,257,351)         (8,963,387)
                                              ------------------  ------------------
    Net (Decrease) Increase.................        (4,531,733)          7,546,097
                                              ------------------  ------------------
                                              ------------------  ------------------

See accompanying notes to financials statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------
                                                       FOR THE                      APRIL 29,
                                                     SIX MONTHS     FOR THE YEAR      1996*
                                                        ENDED          ENDED         THROUGH
                                                    JUNE 30, 1998   DECEMBER 31,   DECEMBER 31,
                                                     (UNAUDITED)        1997           1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $   9.73        $  14.10       $  12.50
                                                    -------------   ------------   ------------
Income from investment operations:
  Net investment income...........................        0.13            0.07           0.02
  Net realized and unrealized gain (loss) on
    investments...................................       (3.64)          (4.38)          1.61
                                                    -------------   ------------   ------------
Total from investment operations..................       (3.51)          (4.31)          1.63
                                                    -------------   ------------   ------------
Less Distributions:
  Dividends from net investment income............          --              --          (0.02)
  Distributions from taxable net capital gains....          --           (0.01)         (0.01)
  Return of Capital...............................          --           (0.05)            --
                                                    -------------   ------------   ------------
Total Distributions...............................          --           (0.06)         (0.03)
                                                    -------------   ------------   ------------
Net asset value, end of period....................    $   6.22        $   9.73       $  14.10
                                                    -------------   ------------   ------------
                                                    -------------   ------------   ------------
Total return......................................      (36.07)%++      (30.77)%        13.08%++
Ratios/supplemental data:
Net assets, end of period (thousands).............    $ 41,172        $108,478       $ 50,868
Ratio of expenses to average net assets:
  Before expense reimbursement/ recoupment........        2.06%+          1.76%          3.09%+
  After expense reimbursement/ recoupment.........        1.98%+          1.80%          1.98%+
Ratio of net investment income to average net
  assets:
  Before expense reimbursement....................        0.46%+          0.53%         (0.76)%+
  After expense reimbursement.....................        0.55%+          0.49%          0.36%+
Portfolio turnover rate...........................       13.85%          52.33%         21.91%
Average Commission Rate Paid**....................    $ 0.0012        $ 0.0029       $ 0.0029

BANK LOANS
Amount outstanding at end of period (000).........    $      0              --             --
Average amount of bank loans outstanding during
  the period (monthly average) (000)..............    $  1,046              --             --
Average number of shares outstanding during the
  period (monthly average) (000)..................       7,700              --             --
Average number of debt per share during the period
  (000)...........................................    $   0.14              --             --

*          Commencement of operations.
**         A fund is required to disclose its average commission rate per share for security trades on which commission are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT CHINA & HONG KONG FUND

THE BACKDROP

    The first half of 1998 saw the Hong Kong stock market succumb to the slowdown that is affecting the region. The economic fundamentals are still substantially better than elsewhere in Asia with lower levels of private sector debt, a well-backed currency and a well-capitalized banking system. However, Hong Kong is an open economy with a currency pegged to the US Dollar, and, as a consequence, the continued instability of regional currencies, particularly the Japanese Yen, is putting pressure on share prices and interest rates. The result is stock market volatility and high interest rates. As a result, property prices, which have fallen some 40% from their peak a year ago, have not yet found a floor. Moreover, the banks, the largest component of the Hang Seng Index, are unwilling to lend, preferring instead to conserve liquidity in the event of renewed pressure on the currency that would once again force up interest rates.

    The domestic economy is undoubtedly suffering with unemployment at 4.2% in May and rising, the highest since 1983, while retail sales continue to fall away sharply--down some 15% in the year to May. Tourists, who accounted for 29% of retail sales in 1997, have also stayed away following the devaluations of their own currencies. The economy actually contracted in the first quarter by 2%. It was against this background that the Government launched a package designed to stabilize property prices and boost consumption. This included a freeze on government land sales until next year, a property tax rebate and an increase in the availability of home loans for first-time buyers. In addition, a corporate tax rebate on interest income on locally held deposits has been granted to encourage a repatriation of funds to boost bank liquidity.

THE FUND

    During the period, the benchmark Hang Seng Index fell 20.33% following a liquidity-run that pushed the Index up to 11,810 in March. The China & Hong Kong Fund fell 27.42% over the same period, due in part to the fact that the Fund can hold no more than 25% of its assets in HSBC Holdings, which represents 29% of the Hang Seng Index. HSBC outperformed the market by 19.5% over the period, making the benchmark heavily skewed. At the same time, there was some substantial under-performance of key holdings such as Citic Pacific, Hong Kong and China Gas, Cheung Kong Holdings and the property stocks.

    The portfolio continues to be underweighted in the property and banking sectors. Non-performing loans in the banking sector are expected to pick up sharply with the risks of bad debt charges lying mainly in the corporate and consumer sectors. The aggregate level of bad and doubtful debt is expected to peak around 7 or 8% in 1999 while the level for the listed banks is more likely to be between 5 and 6%. The risks of a banking sector crisis are low given the high capital adequacy and liquidity ratios. The Fund continues to be overweighted in utilities and neutrally weighted in the commercial and industrial sectors.

THE OUTLOOK

    The remainder of the year is expected to continue to be volatile. Further weakness should be expected as companies report their half-year results. GDP growth in the second quarter is widely expected to be negative, pushing the economy officially into recession. Recovery is unlikely to be clearly visible until 1999. The factors that will determine the timing of this recovery include a stabilization in regional currencies and signs that benefits from the stimulus measures being employed in the Chinese economy are finally starting to come through.

-- Richard Farrell, Lynda Johnstone in London and Edmund Harriss in Hong Kong,
   24 July 1998.

                             CHINA & HONG KONG FUND
--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS

                                 AS OF 6/30/98

# of Stocks in the Portfolio:           51
Portfolio Turnover:                 39.24%
% of Stocks in Top 10:              74.66%

                                 FUND MANAGERS:
                       Richard Farrell & Lynda Johnstone,
                                    London;
                                Edmund Harriss,
                                   Hong Kong

           TOP 10 HOLDINGS (%)
 ---------------------------------------
HSBC Holdings                      18.04%
Hong Kong Telecom                  11.22%
China Telecom                      10.50%
Hutchison Whampoa                   9.71%
CLP Holdings                        5.01%
Cheung Kong Holdings                4.73%
Hang Seng Bank                      4.17%
Sun Hung Kai Properties             4.05%
Hong Kong Electric                  3.98%
Varitronix Intl.                    3.25%
            TOP 5 SECTORS (%)
 ---------------------------------------
Telecommunications                 23.85%
Banking                            23.70%
Diversified                        13.66%
Real Estate                        11.74%
Electric Power                      9.93%
         COUNTRY ALLOCATION (%)
 ---------------------------------------
Hong Kong                          95.59%
China                               3.49%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
   GUINNESS FLIGHT CHINA & HONG KONG FUND AND THE HANG SENG INDEX
                                                                       GUINNESS FLIGHT CHINA      HANG SENG
                                                                         & HONG KONG FUND           INDEX
                              6/30/94*                                        $10,000              $10,000
9/30/94                                                                                10,616            10,871
12/31/94                                                                                9,226             9,352
3/31/95                                                                                 9,274             9,805
6/30/95                                                                                10,040            10,512
9/30/95                                                                                10,680            11,014
12/30/95                                                                               11,112            11,501
3/31/96                                                                                12,066            12,510
6/30/96                                                                                12,254            12,582
9/30/96                                                                                13,054            13,589
12/31/96                                                                               14,933            15,358
3/31/97                                                                                13,828            14,311
6/30/97                                                                                17,080            17,351
9/30/97                                                                                16,595            17,183
12/31/97                                                                               11,896            12,243
3/31/98                                                                                11,803            13,151
6/30/98                                                                                 8,634             9,754
*Inception date.
Average Annual Total Return
One Year                                                                          Three Years   Since Inception
-49.45%                                                                                -4.91%            -3.60%
Past performance is not predictive of future performance

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------

SHARES       COMMON STOCK: 99.10%                                             VALUE
-----------------------------------------------------------------------------------
             AUTOMOTIVE MANUFACTURER: 0.62%
  4,826,000  Qingling Motors Company Ltd............................  $   1,339,344
                                                                      -------------
             BANKS: 23.70%
  2,236,500  Dao Heng Bank Group Ltd................................      3,175,616
  1,587,500  Hang Seng Bank.........................................      8,975,410
  1,586,308  HSBC Holding PLC.......................................     38,802,810
                                                                      -------------
             Total Banks............................................     50,953,836
                                                                      -------------
             CONGLOMERATES & DIVERSIFIED OPERATIONS: 13.66%
    901,000  China Resources Enterprises............................        930,425
  2,000,000  Citic Pacific Ltd......................................      3,536,853
  3,955,000  Hutchison Whampoa......................................     20,880,276
    356,000  Shanghai Industrial Holding Ltd........................        838,647
    845,000  Swire Pacific Ltd. A...................................      3,190,429
                                                                      -------------
             Total Conglomerates & Diversified Operations...........     29,376,630
                                                                      -------------
             ELECTRICAL CONSUMER GOODS: 2.81%
  2,600,000  Founder Hong Kong Ltd..................................      1,107,525
  1,396,000  Gold Peak Industrial...................................        477,527
    289,200  Gold Peak Industries...................................          5,973
  1,496,000  Guangdong Kelon Electric...............................      1,177,953
    580,000  Johnson Electric Holdings..............................      2,148,703
    200,000  Vtech Holdings Ltd.....................................        744,804
    430,000  Wuxi Little Swan.......................................        382,432
                                                                      -------------
             Total Electrical Consumer Goods........................      6,044,917
                                                                      -------------
             ELECTRIC POWER: 9.93%
  4,328,000  Beijing Datang Power...................................      1,215,103
  2,363,500  CLP Holdings Ltd.......................................     10,769,530
  2,764,000  Hong Kong Electric.....................................      8,562,799
     60,000  Huaneng Power International Inc. ADR...................        806,250
                                                                      -------------
             Total Electric Power...................................     21,353,682
                                                                      -------------
             ENGINEERING & INFRASTRUCTURE: 2.57%
  1,825,000  Cheung Kong Infrastructure.............................      3,451,175
     88,000  GZI Transportation Ltd.................................         19,879
     17,600  GZI Transportation Ltd. Wts............................             45
  1,177,733  New World Infrastructure...............................      1,353,016

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1998 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             ENGINEERING & INFRASTRUCTURE: (CONTINUED)
  7,350,000  Sichuan Expressway.....................................  $     702,078
                                                                      -------------
             Total Engineering & Infrastructure.....................      5,526,193
                                                                      -------------
             FOOD & BEVERAGE: 0.49%
  1,002,000  Four Seas Mercantile Holdings..........................        400,955
    320,400  Four Seas Mercantile Holdings Wts......................          4,963
  1,767,662  Guangdong Brewery Holdings Ltd.........................        134,623
    750,000  Ng Fung Hong Ltd.......................................        517,942
                                                                      -------------
             Total Food & Beverage..................................      1,058,483
                                                                      -------------
             GAS PRODUCTION & DISTRIBUTION: 3.26%
  6,161,793  Hong Kong & China Gas..................................      6,999,325
    266,308  Hong Kong & China Gas Wts..............................         18,219
                                                                      -------------
             Total Gas Production & Distribution....................      7,017,544
                                                                      -------------
             MANUFACTURERS/MACHINERY: 1.14%
  1,220,000  Varitronix Intl Ltd....................................      2,440,945
                                                                      -------------
             MEDIA: 0.66%
    540,000  Television Broadcasts Ltd..............................      1,428,940
                                                                      -------------
             MINING SERVICES: 0.19%
  2,088,000  Yanzhou Coal Mining Co.................................        398,895
                                                                      -------------
             REAL ESTATE: 11.74%
  5,500,000  Beijing North Star.....................................      1,490,900
  2,069,000  Cheung Kong............................................     10,175,410
  1,900,000  HKR International Ltd..................................        674,455
    833,000  Hysan Development Company..............................        688,163
     84,300  Hysan Development Wts-98...............................            696
  1,810,000  New World Development..................................      3,504,582
  2,050,000  Sun Hung Kai Properties Ltd............................      8,705,951
                                                                      -------------
             Total Real Estate......................................     25,240,157
                                                                      -------------
             RETAIL TRADE & APP & ACC STORE: 2.68%
  4,619,000  Dairy Farm International Holdings......................      4,942,330
  2,700,000  Esprit Asia Holdings Ltd...............................        819,027
                                                                      -------------
             Total Retail Trade & App & Acc Store...................      5,761,357
                                                                      -------------

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1998 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             TECHNOLOGY: 0.26%
    698,000  Legend Holdings Ltd....................................  $     209,481
  1,800,000  QPL International Holdings.............................        348,522
                                                                      -------------
             Total Technology.......................................        558,003
                                                                      -------------
             TELECOMMUNICATIONS: 23.85%
 13,016,000  China Telecom..........................................     22,597,806
 12,850,400  Hong Kong Telecom......................................     24,134,932
  1,868,500  Smartone Telecommunications............................      4,558,494
                                                                      -------------
             Total Telecommunications...............................     51,291,232
                                                                      -------------
             TRANSPORT: 0.40%
  2,373,000  Cosco Pacific Ltd......................................        850,016
                                                                      -------------
             WHOLESALE TRADE - MISC. WHOLESALERS: 1.14%
  2,000,000  Guangnan Holdings Ltd..................................        671,228
  1,100,000  Li & Fung Ltd..........................................      1,774,881
                                                                      -------------
             Total Wholesale Trade - Misc. Wholesalers..............      2,446,109
                                                                      -------------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified cost $275,772,487+): 99.10%..............  $ 213,086,283
                                                                      -------------
             OTHER ASSETS LESS LIABILITIES: 0.90%...................      1,934,306
                                                                      -------------
             NET ASSETS: 100.00%....................................  $ 215,020,589
                                                                      -------------
                                                                      -------------

 + Cost for federal income tax purposes is the same.
Net Unrealized depreciation consists of:
    Gross unrealized appreciation....................  $ 1,549,929
    Gross unrealized depreciation....................  (64,236,133)
                                                       -----------
                                                       $(62,686,204)
                                                       -----------
                                                       -----------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $275,772,487)..............  $ 213,086,283
Cash.................................................................      7,339,119
Receivables:
    Securities sold..................................................        443,348
    Fund shares sold.................................................        162,681
    Dividends and interests..........................................        804,772
Prepaid expenses.....................................................         98,062
Deferred organizational costs, net...................................         11,992
                                                                       -------------
    Total assets.....................................................  $ 221,946,257
                                                                       -------------

LIABILITIES
Payables:
    Securities purchased.............................................      1,596,530
    Dividends to shareholders........................................        215,887
    Fund shares redeemed.............................................      4,882,291
Due to Advisor (Note 3)..............................................        177,209
Accrued expenses.....................................................         53,751
                                                                       -------------
    Total liabilities................................................      6,925,668
                                                                       -------------
NET ASSETS...........................................................  $ 215,020,589
                                                                       -------------
                                                                       -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($215,020,589/23,236,706) shares outstanding; unlimited number of
    shares authorized without par value).............................          $9.25
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 323,359,239
    Undistributed net investment income..............................        174,389
    Undistributed net realized loss on investments...................    (45,827,182)
    Net unrealized (depreciation) appreciation on:
        Investments..................................................    (62,686,204)
        Foreign currency.............................................            347
                                                                       -------------
            NET ASSETS...............................................  $ 215,020,589
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends.......................................................    $    4,638,654
Interests.......................................................           240,987
                                                                  ------------------
    Total investment income.....................................         4,879,641

EXPENSES
Advisory fees (Note 3)..........................................         1,175,762
Administration fee (Note 3).....................................           293,941
Custodian.......................................................           165,260
Accounting......................................................            25,014
Transfer agent fees.............................................           173,525
Audit fees......................................................            15,372
Legal fees......................................................            32,233
Trustee's fees..................................................             6,639
Registration fees...............................................            14,259
Reports to shareholders.........................................            14,480
Deferred organization costs amortization........................             5,778
Miscellaneous...................................................            14,484
                                                                  ------------------
    Total expenses..............................................         1,936,747
    Interest expense............................................            16,291
    Commitment fee on credit line...............................            15,875
                                                                  ------------------
    Net expenses................................................         1,968,913
                                                                  ------------------
        NET INVESTMENT INCOME...................................    $    2,910,728
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................       (39,045,219)
Net realized loss from futures contract.........................        (1,306,679)
Net realized loss from foreign currency.........................           (14,352)
Net change in unrealized appreciation (depreciation) on:
    Investments.................................................       (27,562,383)
    Foreign currency............................................               297
                                                                  ------------------
    Net realized and unrealized loss on investments.............       (67,928,336)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $  (65,017,608)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                              FOR THE SIX MONTHS
                                                    ENDED            FOR THE YEAR
                                                JUNE 30, 1998           ENDED
                                                 (UNAUDITED)      DECEMBER 31, 1997
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.......................   $      2,910,728    $      3,486,991
Net realized (loss) gain from investments...        (40,351,898)         13,389,274
Net realized loss on foreign currency.......            (14,352)            (30,242)
Net unrealized depreciation on investments
  and foreign currency......................        (27,562,086)        (82,562,745)
                                              ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.......................        (65,017,608)        (65,716,722)
                                              ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income...         (2,756,724)         (3,513,166)
Dividends from taxable realized gains.......                 --         (19,375,592)
                                              ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....         (2,756,724)        (22,888,758)
                                              ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...................        205,842,995         344,146,466
Net asset value of shares issued on
  reinvestment of distributions.............          2,541,784          21,519,617
Cost of shares redeemed.....................       (167,398,028)       (346,773,295)
                                              ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS..............................         40,986,751          18,892,788
                                              ------------------  ------------------
    TOTAL DECREASE IN NET ASSETS............        (26,787,581)        (69,712,692)
                                              ------------------  ------------------

NET ASSETS
Beginning of period.........................        241,808,170         311,520,862
                                              ------------------  ------------------
End of period (including undistributed net
  investment income of $174,389 and $20,385,
  respectively)                                $    215,020,589    $    241,808,170
                                              ------------------  ------------------
                                              ------------------  ------------------

CHANGES IN SHARES
Shares sold.................................         19,295,593          20,126,852
Shares reinvested from distributions........            274,707           1,537,579
Shares redeemed.............................        (15,067,292)        (20,520,112)
                                              ------------------  ------------------

    Net Increase............................          4,503,008           1,144,319
                                              ------------------  ------------------
                                              ------------------  ------------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------------------------------
                                                       FOR THE          FOR THE YEARS ENDED      FROM JUNE 30,*
                                                     SIX MONTHS            DECEMBER 31,             THROUGH
                                                        ENDED       ---------------------------   DECEMBER 31,
                                                    JUNE 30, 1998     1997      1996     1995         1994
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $  12.91      $  17.71  $  13.64  $ 11.47      $12.50
Income from investment operations:
  Net investment income...........................        0.12          0.20      0.19     0.14        0.04
  Net realized and unrealized gain (loss) on
    investments...................................       (3.66)        (3.71)     4.43     2.20       (0.96)
                                                    -------------   --------  --------  -------     -------
Total from investment operations..................       (3.54)        (3.51)     4.62     2.34       (0.92)
                                                    -------------   --------  --------  -------     -------
Less distributions:
  Dividends from net investment income............       (0.12)        (0.20)    (0.19)   (0.14)      (0.04)
  Distributions from taxable net capital gains....        0.00         (1.09)    (0.36)   (0.03)      (0.07)
                                                    -------------   --------  --------  -------     -------
Total distributions...............................       (0.12)        (1.29)    (0.55)   (0.17)      (0.11)
                                                    -------------   --------  --------  -------     -------
Net asset value, end of period....................    $   9.25      $  12.91  $  17.71  $ 13.64      $11.47
                                                    -------------   --------  --------  -------     -------
                                                    -------------   --------  --------  -------     -------
Total return......................................      (27.42)%**    (20.34)%    34.38%   20.45%      (7.74)%**
Ratios/supplemental data:
Net assets, end of period (thousands).............    $215,021      $241,808  $311,521  $55,740      $2,287
Ratio of expenses to average net assets:
  Before expense reimbursement (recoupment).......        1.68%+        1.70%     1.78%    3.02%++      19.92%+
  After expense reimbursement (recoupment)........        1.68%+        1.70%     1.96%    1.98%       2.00%+
Ratio of net investment income to average net
  assets:
  Before expense reimbursement (recoupment).......        2.48%+        1.18%     1.57%    0.49%     (17.15)%+
  After expense reimbursement (recoupment)........        2.48%+        1.18%     1.39%    1.52%       0.78%+
Portfolio turnover rate...........................       39.24%        53.62%    30.40%   10.89%      27.25%
Average Commission Rate Paid#.....................    $ 0.0029      $ 0.0052  $ 0.0070       --          --
BANK LOANS
Amount outstanding at end of period (000).........    $      0      $      0  $      0       --          --
Average amount of bank loans outstanding during
  the period (monthly average) (000)..............    $  2,958      $  2,305  $  1,413       --          --
Average number of shares outstanding during the
  period (monthly average) (000)..................      20,788        16,944    11,419       --          --
Average amount of debt per share during the
  period..........................................    $   0.14      $   0.14  $   0.12       --          --

*          Commencement of operations.
**         Not annualized.
+          Annualized.
++         Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31,
           1995, the ratio of expenses to average net assets before "expense reimbursement" would have been 3.04%.
#          For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying notes to financial statements.

GUINNESS FLIGHT MAINLAND CHINA FUND

THE BACKDROP

    The structural reforms outlined by Premier Zhu Rongji in his "new deal" program, which was announced at the end of the first quarter, pointed in the right direction and underscored the potential for China to make a major leap forward. Unfortunately, the implementation of these reforms will now be delayed in order for China to achieve its economic objective of 8% growth this year. GDP increased by 6.8% in the second quarter and by 7.2% in the first quarter. Export trade figures for May showed a decline--of 1.6% for the year--for the first time. Although export figures have since reversed to show an increase of 1.6% for the year, export growth is likely to continue to be under pressure from not only increased export competition, but also weakening external demand, namely from the Asia region. Foreign direct investment fell sharply over the period and will likely continue to do so.

    On the domestic consumer front, demand remains weak even after the interest rate cut in the first quarter. Given the slowdown in both domestic and external demand, investors have already begun to discount the ability of the government to achieve its 8% targeted growth for the year. Looking forward, we believe that the government will continue to reflate the economy through infrastructure spending. Compared to the beginning of the year, fixed asset investments in May and June have already shown signs of stronger growth, up 13.8% and 16.3%, respectively for those months.

THE FUND

    During the semi-annual period, the Mainland Fund fell 23.49% and the MSCI China Free Index fell 36.39%. The Fund's outperformance of the Index is due to its underweighted position in Red Chip companies, which were the worst performers of the China-related shares. Over the six-month period, the Fund reduced its cash position but remained cautiously invested given the market's increased volatility and shrinking volumes. In the early part of the second quarter, the Fund built up positions in a number of toll road companies, including Anhui Expressway and Shenzhen Expressway, as well as the more defensive food-related stocks, Ng Fung Hong and China Foods. By mid-May, the sharp decline in the Japanese Yen and renewed worries over the Chinese economy and currency took their toll on the Chinese markets. Yet, it will likely be another several months before the Yen's full effect is realized.

    Over the period under review, the Fund accumulated positions in both H shares and Red Chips. In particular, infrastructure-related plays were favored. Not only are they more defensive but also they are most likely to benefit from China's fiscal policy that aims to stimulate growth through increased infrastructure spending. In the B share markets, accumulation of quality positions was difficult with fundamentals relatively weak and trading particularly volatile due to thin volume on the Shenzhen and Shanghai exchanges.

THE OUTLOOK

    In the next three months, we expect a continued high level of volatility in the China region. Downward revision of full year earnings forecasts have already begun to take place and are likely to increase especially after the announcements of first-half performance in August. Although valuations are already approaching attractive historical levels, we believe that with the downgrades that are likely in the coming months, it is still too soon to start bargain hunting

    Going forward, we look to maintain competitive exposure in order to capture China's long-term growth while minimizing increased near-term risk. We remain overweight in the infrastructure-related sectors since we believe this sector will show the strongest growth while offering a relatively steady earnings stream.

    The outlook for Red Chips remains the most uncertain. Despite having fallen 43% during the second quarter, the prospects for Red Chip stocks remain bleak. Although downside risk is dropping, the upside potential has not yet become apparent. H shares too have fallen significantly, down 38% during the second quarter. Given the recent drops, value has emerged in selective stocks. In particular, expressways, many of which are trading at a discount, offer good value. We will look to accumulate positions in this area.

-- Lisa Chow and Adrian Fu in Hong Kong, 24 July 1998

                              MAINLAND CHINA FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/98

# of Stocks in the Portfolio:           56
Portfolio Turnover:                 48.62%
% of Stocks in Top 10:              36.14%

                                 FUND MANAGERS:
                             Lisa Chow & Adrian Fu,
                                   Hong Kong

           TOP 10 HOLDINGS (%)
 ---------------------------------------
China Telecom                       5.68%
Zhejuang Southeast Electricity      5.33%
China Merchants Hai Hong            3.71%
Ng Fung Hong                        3.52%
Hutchison Whampoa                   3.22%
Tianjin Development                 3.21%
Cheung Kong Infrastructure          3.14%
Shanghai Industrail Holdings        2.98%
Jiangsu Expressway                  2.82%
Qingling Motors Co.                 2.53%
            TOP 5 SECTORS (%)
 ---------------------------------------
Diversified & Conglomerates        16.96%
Engineering & Infrastructure       15.16%
Electric Power                     10.95%
Telecommunications                  6.29%
Automotive Manufacturing            6.19%
           TOP SHARE TYPES (%)
 ---------------------------------------
Red chips                          25.92%
H Shares                           21.73%
Hong Kong                          19.31%
Shanghai "B" Shares                11.35%
Shenzhen "B" Shares                 8.04%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
             MAINLAND CHINA FUND AND THE MSCI CHINA FREE INDEX
                                                                                 GUINNESS FLIGHT        MSCI CHINA
                                                                               MAINLAND CHINA FUND      FREE INDEX
                                 11/3/97*                                            $10,000             $10,000
                                 12/31/97                                             9,450               7,947
3/31/98                                                                                       10,267           7,806
6/30/98                                                                                        7,230           5,055
*Inception date.
Average Annual Total Return
Since Inception
-27.71%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------

SHARES       COMMON STOCK: 89.50%                                             VALUE
-----------------------------------------------------------------------------------
             AUTOMOTIVE MANUFACTURER: 6.19%
     29,800  Brilliance China Automotive.............................  $    301,725
    983,081  Chongqing Changan Automobile............................       177,658
  1,200,000  Qingling Motors Company Ltd.............................       333,032
                                                                       ------------
             Total Automotive Manufacturer...........................       812,415
                                                                       ------------
             BANKS: 1.81%
    300,000  Ka Wah Bank.............................................       122,951
    181,000  Union Bank of Hong Kong.................................       115,067
                                                                       ------------
             Total Banks.............................................       238,018
                                                                       ------------
             CONGLOMERATES & DIVERSIFIED OPERATIONS: 16.96%
    800,000  China Merchants Hai Hong Holdings.......................       487,931
    150,000  China Resources Enterprises.............................       154,899
     80,000  Citic Pacific Ltd.......................................       141,474
  1,000,000  Guangzhou Investment....................................       113,592
  1,040,000  Harbin Power............................................        93,972
     80,000  Hutchison Whampoa.......................................       422,357
    166,000  Shanghai Industrial Holdings Ltd........................       391,055
    494,000  Tianjin Development Holdings............................       420,860
                                                                       ------------
             Total Conglomerates & Diversified Operations............     2,226,140
                                                                       ------------
             ELECTRICAL CONSUMER GOODS: 3.02%
    345,600  Founder Hong Kong Ltd...................................       147,216
    200,000  Guangdong Kelon Electric................................       157,480
    103,300  Wuxi Little Swan........................................        91,873
                                                                       ------------
             Total Electrical Consumer Goods.........................       396,569
                                                                       ------------
             ELECTRIC POWER: 10.95%
  1,070,000  Beijing Datang Power....................................       300,407
    344,500  Guangdong Electric Power................................       128,070
    375,000  Heilongjiang Electric Power Co..........................       142,500
    500,000  Huaneng Power International.............................       166,193
  2,500,000  Zhejiang Southeast Electricity..........................       700,000
                                                                       ------------
             Total Electric Power....................................     1,437,170
                                                                       ------------
             ENGINEERING & INFRASTRUCTURE: 15.16%
  2,000,000  Anhui Expressway Co.....................................       201,368

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1998 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             ENGINEERING & INFRASTRUCTURE: (CONTINUED)
    218,000  Cheung Kong Infrastructure..............................  $    412,250
  1,956,000  Jiangsu Expressway......................................       371,153
    233,000  New World Infrastructure................................       267,678
    184,000  Road King Infrastructure................................       144,882
  1,614,000  Shenzhen Expressway.....................................       297,924
  1,500,000  Sichuan Expressway......................................       143,281
    902,000  Zhejiang Expressway Holdings............................       151,362
                                                                       ------------
             Total Engineering & Infrastructure......................     1,989,898
                                                                       ------------
             FOOD & BEVERAGE: 5.77%
  1,357,600  Guangdong Brewery Holdings Ltd..........................       103,393
    378,000  Guang Nan Holdings Ltd..................................       126,862
    670,000  Ng Fung Hong Ltd........................................       462,695
    180,000  Yantai Changyu Pioneer Wine Co..........................        65,057
                                                                       ------------
             Total Food & Beverage...................................       758,007
                                                                       ------------
             MANUFACTURERS/MACHINERY: 3.22%
    500,000  First Tractor Co........................................       132,309
  1,000,000  Shanghai Diesel Engineering - B.........................       168,000
     34,000  Shanghai Zhenhua Port Machinery Co......................        12,648
    700,000  Wuhan Boiler............................................       109,333
                                                                       ------------
             Total Manufacturers/Machinery...........................       422,290
                                                                       ------------
             MATERIALS: 4.48%
    384,953  China International Marine Containers...................       198,762
    420,000  Shandong Chenmimg Paper.................................       173,758
    840,000  Shanghai Worldbest Co. Ltd..............................       215,880
                                                                       ------------
             Total Materials.........................................       588,400
                                                                       ------------
             OIL REFINING: 0.74%
    750,000  Zhenhai Refining & Chemical Co..........................        96,812
                                                                       ------------
             PHARMACEUTICALS: 2.11%
  1,500,000  China Pharmaceutical Enterprises........................       118,110
  1,236,000  Guangzhou Pharmaceutical................................       159,546
                                                                       ------------
             Total Pharmaceuticals...................................       277,656
                                                                       ------------

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1998 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             REAL ESTATE: 3.40%
    577,000  Beijing North Star......................................  $    156,409
     64,000  New World Development...................................       123,919
    668,000  Shum Yip Investment Ltd.................................       166,418
                                                                       ------------
             Total Real Estate.......................................       446,746
                                                                       ------------
             STEEL MANUFACTURER: 1.69%
    300,000  Shanzhen Fangda Co. Ltd.................................       221,505
                                                                       ------------
             TECHNOLOGY: 1.32%
    400,000  Legend Holdings Ltd.....................................       120,046
    298,000  Vanda Systems & Communications..........................        53,853
                                                                       ------------
             Total Technology........................................       173,899
                                                                       ------------
             TELECOMMUNICATIONS: 6.29%
    430,000  China Telecom...........................................       746,547
    134,000  Eastern Communications..................................        78,792
                                                                       ------------
             Total Telecommunications................................       825,339
                                                                       ------------
             TRANSPORT: 5.65%
    697,000  Cosco Pacific Ltd.......................................       249,668
    490,000  Dazhong Taxi............................................       267,540
    800,000  Inner Mongolia Yitai Coal - B...........................       224,000
                                                                       ------------
             Total Transport.........................................       741,208
                                                                       ------------
             TRAVEL SERVICES: 0.75%
    253,000  Huangshan Tourism Dvlp. Co..............................        97,910
                                                                       ------------
             TOTAL COMMON STOCKS
               (Identified cost $15,895,821): 89.50%.................    11,749,982
                                                                       ------------

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1998 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

PAR VALUE    CORPORATE BONDS: 0.90%                                           VALUE
-----------------------------------------------------------------------------------
    150,000  New World Infrastructure                                  $    118,245
               5.00% due 07/15/01....................................
                                                                       ------------
             TOTAL CORPORATE BONDS
               (Identified cost $157,500): 0.90%                       $    118,245
                                                                       ------------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified cost $16,053,321+): 90.40%................  $ 11,868,227
                                                                       ------------
             OTHER ASSETS LESS LIABILITIES: 9.60%....................     1,260,008
                                                                       ------------
             NET ASSETS: 100.00%.....................................  $ 13,128,235
                                                                       ------------
                                                                       ------------

 + Cost for federal income tax purposes is the same.
Net Unrealized depreciation consists of:
    Gross unrealized appreciation....................  $   174,043
    Gross unrealized depreciation....................   (4,359,137)
                                                       -----------
                                                       $(4,185,094)
                                                       -----------
                                                       -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $16,053,321)................  $ 11,868,227
Cash..................................................................     1,104,541
Receivables:
    Fund shares sold..................................................        21,500
    Dividends and interests...........................................        74,361
    Due from Advisor (Note 3).........................................         7,033
Prepaid expenses......................................................        62,639
Deferred organizational costs, net....................................        20,942
                                                                        ------------
    Total assets......................................................  $ 13,159,243
                                                                        ------------

LIABILITIES
Payables:
    Securities purchased..............................................        12,931
    Dividends to shareholders.........................................         7,509
Accrued expenses......................................................        10,568
                                                                        ------------
    Total liabilities.................................................        31,008
                                                                        ------------
NET ASSETS............................................................  $ 13,128,235
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($13,128,235/1,469,752 shares outstanding; unlimited number of
    shares authorized without par value)..............................         $8.93
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 17,557,616
    Undistributed net investment income...............................        26,201
    Undistributed net realized loss on investments....................      (270,492)
    Net unrealized appreciation (depreciation) on:
        Investments...................................................    (4,185,094)
        Foreign currency..............................................             4
                                                                        ------------
            NET ASSETS................................................  $ 13,128,235
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld $175)..................    $      213,561
Interests.......................................................           111,265
                                                                  ------------------
    Total investment income.....................................           324,826

EXPENSES
Advisory fees (Note 3)..........................................            84,629
Administration fee (Note 3).....................................            21,157
Custodian.......................................................            20,387
Accounting......................................................            14,876
Transfer agent fees.............................................            17,356
Audit fees......................................................             7,935
Legal fees......................................................             4,959
Trustee's fees..................................................             6,617
Registration fees...............................................             8,679
Reports to shareholders.........................................             8,480
Deferred organization costs amortization........................             2,396
Miscellaneous...................................................             1,488
                                                                  ------------------
    Total expenses..............................................           198,959
    Commitment fee on credit line...............................             1,149
                                                                  ------------------
    Less: Expenses reimbursed (Note 3)..........................           (32,544)
                                                                  ------------------
    Net expenses................................................           167,564
                                                                  ------------------
        NET INVESTMENT INCOME...................................    $      157,262
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................          (269,697)
Net realized loss from foreign currency.........................            (1,116)
Net change in unrealized depreciation on:
    Investments.................................................        (4,128,392)
    Foreign currency............................................               (19)
                                                                  ------------------
        Net realized and unrealized loss on investments.........        (4,399,224)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $   (4,241,962)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                              FOR THE SIX MONTHS
                                                    ENDED         NOVEMBER 3, 1997*
                                                JUNE 30, 1998          THROUGH
                                                 (UNAUDITED)      DECEMBER 31, 1997
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.......................    $      157,262      $       30,408
Net realized loss from investments..........          (269,697)                 --
Net realized loss on foreign currency.......            (1,116)                321
Net unrealized depreciation on investments
  and foreign currency......................        (4,128,411)            (56,679)
                                              ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.......................        (4,241,962)            (25,950)
                                              ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income...          (131,078)            (30,391)
                                              ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....          (131,078)            (30,391)
                                              ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...................         5,944,958          16,693,563
Net asset value of shares issued on
  reinvestment of distributions.............           123,576              28,708
Cost of shares redeemed.....................        (4,968,929)           (314,260)
                                              ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS..............................         1,099,605          16,408,011
                                              ------------------  ------------------
    TOTAL (DECREASE) INCREASE IN NET
      ASSETS................................        (3,273,435)         16,351,670

NET ASSETS
Beginning of period.........................        16,401,670              50,000
                                              ------------------  ------------------
End of period (including undistributed net
  investment income of $26,201 and $17,
  respectively).............................    $   13,128,235      $   16,401,670
                                              ------------------  ------------------
                                              ------------------  ------------------

CHANGES IN SHARES
Shares sold.................................           509,454           1,411,291
Shares issued from dividend distributions...            13,838               2,435
Shares redeemed.............................          (444,790)            (26,476)
                                              ------------------  ------------------

    Net Increase............................            78,502           1,387,250
                                              ------------------  ------------------
                                              ------------------  ------------------

* Commencement of operations

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------
                                             FOR THE SIX MONTHS
                                                   ENDED         NOVEMBER 3, 1997*
                                               JUNE 30, 1998          THROUGH
                                                (UNAUDITED)      DECEMBER 31, 1997
-----------------------------------------------------------------------------------
Net asset value, beginning of period.......      $    11.79          $    12.50
                                                   --------            --------
Income from investment operations:
  Net investment income....................            0.11                0.02
  Net realized and unrealized loss on
    investments............................           (2.88)              (0.71)
                                                   --------            --------
Total from investment operations                      (2.77)              (0.69)
                                                   --------            --------

Less distributions:
  Dividends from net investment income                (0.09)              (0.02)
                                                   --------            --------
Total distributions........................           (0.09)              (0.02)
                                                   --------            --------
Net asset value, end of period.............      $     8.93          $    11.79
                                                   --------            --------
                                                   --------            --------
Total return...............................          (23.49)%**           (5.50)%**

Ratios/supplemental data:
Net assets, end of period (thousands)......      $   13,128          $   16,402
Ratio of expenses to average net assets:
  Before expense reimbursement.............            2.18%+              2.69%+
  After expense reimbursement..............            1.98%+              1.98%+
Ratio of net investment income to average
  net assets:
  Before expense reimbursement.............            1.66%+              1.17%+
  After expense reimbursement..............            1.86%+              1.88%+
Portfolio turnover rate....................           48.62%               0.00%
Average Commission Rate Paid#..............      $   0.0014          $   0.0021

*          Commencement of operations.
**         Not annualized.
+          Annualized.
#          For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying notes to financial statements.

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

THE BACKDROP

    The disequilibrium in the global economy widened during the first half of 1998. Economic activity in the U.S., the U.K. and (more recently) Continental Europe has expanded. However, activity in Asia has contracted. In the former group of countries, monetary policy has been tightened (or become less loose), while in the latter, monetary policy has been loosened. The result has been a portfolio shift of capital into the West and out of Asia.

    Within this environment, the U.S. Dollar and Sterling were particular beneficiaries from a collapse in the Yen. The Deutschemark and related currencies only did well in the period up to and just after the multilateral fixing of exchange rates between the 11 countries that will participate in the first round of the European single currency, the Euro. At the same time, while long-bond markets in the West performed quite well in response to external disinflation, associated short-dated bonds struggled because of high domestic growth.

THE FUND

    Over the semi-annual period, the Global Government Bond Fund gained 3.72%, compared with a gain of 2.78% for the Salomon Brothers' World Government Bond Index. The performance of the Fund was helped by avoiding Japanese Yen exposure, although a reinvestment into New Zealand Dollars proved too early. Bond positions on balance provided positive returns with overweighted positions in U.S. Treasuries, German Bonds and Gilts.

    The bond markets have reached lofty levels that should suggest a period of reflection. In the U.S., where demand for U.S. Treasuries has come from a variety of sources seeking a safe haven, further declines in yields can only come about by the market discounting a cut in short-term rates. The strength of the U.S. domestic economy makes this idea unlikely until the end of the year. A similar situation exists in the U.K. As a result the Fund's U.S. and U.K. bond positions have been pared back awaiting a better opportunity to invest.

THE OUTLOOK

    The Japanese economic solution appears elusive for now but will ultimately involve issuing bonds. This increase in supply will undoubtedly raise yields in Japan and the Fund will continue to avoid Yen bonds. European bonds should fare relatively well as the economic recovery broadens but inflation remains benign.

    There are increasing signs that the cyclical factors that have also been supporting the U.S. Dollar are waning. In particular, strong growth in the U.S. and a collapse of demand in Asia are contributing to a rapid widening of the current account deficit. In addition, growth in Europe appears to be moving on to a firmer footing, suggesting that some narrowing of growth and interest rate differentials should be expected. Given the high valuation of the U.S. Dollar, this argues for an increasingly pro-Deutschemark stance, although the uncertainties in Asia and in Russia caution against adopting this position too aggressively at the current time.

-- Michael Daley in London, 24 July 1998.

                             GLOBAL GOVT BOND FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/98

Number of Holdings in the
 Portfolio:                             11
Portfolio Turnover:                 66.32%
% of Portfolio in Top 5:            70.44%

                                 FUND MANAGER:
                                 Michael Daley,
                                     London

           TOP 5 HOLDINGS (%)
 ---------------------------------------
U.S. Treasury Note 6.250%
 02/15/07                          23.42%
Deutschland Republic 5.250%
 01/04/08                          20.12%
U.S. Treasury Note 6.375%
 08/15/27                          11.34%
U.S. Treasury Bond 7.875%
 11/15/04                           9.26%
United Kingdom Gilts 7.250%
 12/07/07                           6.30%
         CURRENCY ALLOCATION (%)
 ---------------------------------------
U.S.$                              53.71%
Deutsche Mark                      41.26%
French Franc                        2.47%
           TOP 5 COUNTRIES (%)
 ---------------------------------------
United States                      54.03%
Germany                            20.12%
United Kingdom                     11.50%
Japan                               5.10%
France                              4.96%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND AND THE SALOMON BROTHERS'
                       WORLD GOVERNMENT BOND INDEX
                                                                                                       SALOMON BROTHERS'
                                                                            GUINNESS FLIGHT GLOBAL      WORLD GOVERNMENT
                                                                             GOVERNMENT BOND FUND          BOND INDEX
                                6/30/94*                                            $10,000                 $10,000
9/30/94                                                                                        9,754                10,117
12/31/94                                                                                       9,767                10,166
3/31/95                                                                                       10,093                11,278
6/30/95                                                                                       10,638                11,879
9/30/95                                                                                       10,809                11,755
12/30/95                                                                                      11,183                12,102
3/31/96                                                                                       11,083                11,875
6/30/96                                                                                       11,197                11,923
9/30/96                                                                                       11,378                12,248
12/31/96                                                                                      11,877                12,540
3/31/97                                                                                       11,485                12,021
6/30/97                                                                                       11,732                12,386
9/30/97                                                                                       12,055                12,543
12/31/97                                                                                      12,218                12,569
3/31/98                                                                                       12,298                12,668
6/30/98                                                                                       12,672                12,919
*Inception date.
Average Annual Total Return
One Year                                                                                 Three Years       Since Inception
8.02%                                                                                          6.01%                 6.10%
Past performance is not predictive of future performance

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------
PRINCIPAL AMOUNT   GOVERNMENT BONDS: 96.07%                                   VALUE
-----------------------------------------------------------------------------------
                   BRITISH POUND: 11.50%
         300,000   United Kingdom Gilts                                $    513,367
                     8.000% 12/07/00.................................
         340,000   United Kingdom Gilts                                     624,408
                     7.250% 12/07/07.................................
                                                                       ------------
                   Total British Pound...............................     1,137,775
                                                                       ------------
                   FRENCH FRANC: 4.96%
       2,880,000   French OAT                                               490,993
                     5.250% 04/25/08.................................
                                                                       ------------
                   GERMAN DEUTSCHE MARK: 20.12%
       3,470,000   Deutschland Republic                                   1,991,378
                     5.250% 01/04/08.................................
                                                                       ------------
                   JAPANESE YEN: 5.10%
      67,600,000   Intl. Bank Recon. & Develop.                             504,825
                     2.000% 02/18/08.................................
                                                                       ------------
                   UNITED STATES DOLLAR: 54.03%
         495,000   Tokyo Metro                                              495,990
                     6.125% 03/27/06.................................
         816,000   U.S. Treasury Bond                                       916,725
                     7.875% 11/15/04.................................
         490,000   U.S. Treasury Note                                       494,900
                     5.750% 04/30/03.................................
       1,021,000   U.S. Treasury Note                                     1,121,824
                     6.375% 08/15/27.................................
       2,212,000   U.S. Treasury Note                                     2,317,759
                     6.250% 02/15/07.................................
                                                                       ------------
                   Total United States Dollar........................     5,347,198
                                                                       ------------
                   Total Government Bonds: 95.71%
                     (Identified Cost $9,256,949+)...................     9,472,169
                                                                       ------------
                   Other Assets Less Liabilities: 4.29%..............       424,017
                                                                       ------------
                   Net Assets: 100.00%...............................  $  9,896,186
                                                                       ------------
                                                                       ------------

 + Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation....................  $   215,220
    Gross unrealized depreciation....................            0
                                                       -----------
                                                       $   215,220
                                                       -----------
                                                       -----------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $9,256,949).................  $  9,472,169
Cash..................................................................       390,283
Receivables:
    Interests.........................................................       162,164
Prepaid expenses......................................................         3,982
Deferred organizational costs, net....................................        11,992
                                                                        ------------
    Total assets......................................................    10,040,590
                                                                        ------------

LIABILITIES
Payables:
    Dividends to shareholders.........................................         1,311
    Unrealized loss on forward currency contracts open (Note 6).......        75,074
Due to Affiliates (Note 3)............................................        27,453
Accrued expenses......................................................        40,566
                                                                        ------------
    Total liabilities.................................................       144,404
                                                                        ------------
NET ASSETS............................................................  $  9,896,186
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($9,896,186/789,010 shares outstanding; unlimited
    number of shares authorized without par value)....................        $12.54
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $  9,732,365
    Overdistributed net investment income (including equalization
      credits of -$3,381).............................................       (20,171)
    Undistributed net realized gain on investments....................        43,273
    Net unrealized appreciation (depreciation) on:
        Investments...................................................       215,220
        Foreign currency..............................................       (74,501)
                                                                        ------------
            NET ASSETS................................................  $  9,896,186
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interests.......................................................     $    276,465

EXPENSES
Advisory fees (Note 3)..........................................           37,261
Administration fee (Note 3).....................................           12,420
Custodian.......................................................            9,302
Accounting......................................................           19,579
Transfer agent fees.............................................           18,684
Audit fees......................................................           10,647
Legal fees......................................................            5,481
Insurance fees..................................................               81
Trustee's fees..................................................            6,639
Registration fees...............................................            9,095
Reports to shareholders.........................................            4,509
Deferred organization costs amortization........................            5,778
Miscellaneous...................................................            2,984
                                                                  ------------------
    Total expenses..............................................          142,460
    Commitment fee on credit line...............................              677
    Less: Expenses reimbursed (Note 3)..........................         (105,875)
                                                                  ------------------
    Net expenses................................................           37,262
                                                                  ------------------
        NET INVESTMENT INCOME...................................     $    239,203
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..............
Net realized gain from investments..............................           93,186
Net realized loss from foreign currency.........................          (46,391)
Net change in unrealized appreciation on investments............          127,225
Net change in unrealized loss on foreign currency...............          (49,018)
                                                                  ------------------
    Net realized and unrealized gain on investments.............          125,002
                                                                  ------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $    364,205
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                             FOR THE SIX MONTHS
                                                   ENDED            FOR THE YEAR
                                               JUNE 30, 1998           ENDED
                                                (UNAUDITED)      DECEMBER 31, 1997
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income......................    $      239,203      $      392,624
Net realized gain from investments.........            93,186              14,042
Net realized loss on foreign currency......           (46,391)           (173,367)
Net change in unrealized appreciation on
  investments..............................           127,225              33,057
Net change in unrealized depreciation on
  foreign currency.........................           (49,018)             (9,398)
                                             ------------------  ------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................           364,205             256,958
                                             ------------------  ------------------
NET EQUALIZATION CREDITS...................            (3,381)             17,583
                                             ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..          (227,538)           (287,093)
Dividends paid from net taxable gains......                --             (61,125)
Return of Capital..........................                --             (73,796)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....          (227,538)           (422,014)
                                             ------------------  ------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................         1,736,656           5,720,641
Net asset value of shares issued on
  reinvestment of distributions............           217,931             401,038
Cost of shares redeemed....................        (2,207,605)         (2,522,578)
                                             ------------------  ------------------
NET (DECREASE) INCREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................          (253,018)          3,599,101
                                             ------------------  ------------------
    TOTAL (DECREASE) INCREASE IN NET
      ASSETS...............................          (119,732)          3,451,628
                                             ------------------  ------------------
NET ASSETS
Beginning of period........................        10,015,918           6,564,290
                                             ------------------  ------------------
End of period (including overdistributed
  net investment income of $20,171 and
  $28,455, respectively)...................    $    9,896,186      $   10,015,918
                                             ------------------  ------------------
                                             ------------------  ------------------
CHANGES IN SHARES
Shares sold................................           140,329             467,488
Shares issued from dividend
  distributions............................            17,637              32,950
Shares redeemed............................          (178,637)           (206,794)
                                             ------------------  ------------------
    Net (decrease) increase................           (20,671)            293,644
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------------
                                                       FOR THE
                                                     SIX MONTHS           FOR THE YEAR ENDED         FROM JUNE 30,*
                                                        ENDED                DECEMBER 31,               THROUGH
                                                    JUNE 30, 1998   ------------------------------    DECEMBER 31,
                                                     (UNAUDITED)      1997       1996       1995          1994
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $12.37       $ 12.72    $ 12.77    $ 12.00       $ 12.50
                                                    -------------   --------   --------   --------   --------------
Income from investment operations:
  Net investment income...........................       0.24          0.63       0.63       0.69          0.29
  Net realized and unrealized gain (loss) on
    investments...................................       0.22         (0.29)      0.13       1.01         (0.58)
                                                    -------------   --------   --------   --------   --------------
Total from investment operations..................       0.46          0.34       0.76       1.70         (0.29)

Less distributions:
  Dividends paid from net investment income.......      (0.29)        (0.49)     (0.69)     (0.65)        (0.21)
  Dividends paid from net taxable
    gains.........................................         --         (0.11)     (0.12)     (0.28)           --
  Return of capital...............................         --         (0.09)        --         --            --
                                                    -------------   --------   --------   --------   --------------
Total distributions...............................      (0.29)        (0.69)     (0.81)     (0.93)        (0.21)
                                                    -------------   --------   --------   --------   --------------
Net asset value, end of period....................     $12.54       $ 12.37    $ 12.72    $ 12.77       $ 12.00
                                                    -------------   --------   --------   --------   --------------
                                                    -------------   --------   --------   --------   --------------
Total return......................................       3.72%+        2.87%      6.21%     14.49%        (2.33%)+

Ratios/supplemental data:
Net assets, end of period (thousands).............     $9,896       $10,016    $ 6,564    $ 1,153       $   751
Ratio of expenses to average net assets:
  Before expense reimbursement....................       2.86%++       3.15%      8.21%     21.52%**      40.78%++
  After expense reimbursement.....................       0.75%++       0.75%      1.31%      1.73%         1.75%++
Ratio of net investment income to average net
  assets:
  Before expense reimbursement....................       2.69%++       2.67%     (1.76%)   (14.26%)      (34.18%)++
  After expense reimbursement.....................       4.80%++       5.07%      5.14%      5.53%         4.86%++
Portfolio turnover rate...........................      66.32%       185.55%    296.51%    202.54%        46.15%

*          Commencement of operations
+          Not annualized
++         Annualized
**         Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended
           December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The Guinness Flight Investment Funds (the "Guinness Flight Funds") is a Delaware business trust that was organized on April 28, 1997 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-end management investment company. Currently, the Guinness Flight Funds offer five separate series portfolios: Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund") whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund") whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund") whose objective is long-term capital appreciation, Guinness Flight Mainland China Fund (the "Mainland China Fund") whose objective is long-term capital appreciation and the Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund") whose objective is to provide current income and capital appreciation (collectively, the "Funds"). The China & Hong Kong and Global Government Bond Funds began operations on June 30, 1994, the Asia Blue Chip and Asia Small Cap Funds began operations on April 29, 1996 and the Mainland China Fund began operations on November 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

    U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

    Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

    B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates and at specified rates, and is subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

    C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to its shareholders. Therefore, no federal income tax provision is required.

    E. EQUALIZATION. The Global Government Bond Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

    F. DEFERRED ORGANIZATION COSTS. The China & Hong Kong Fund and the Global Government Bond Fund have each incurred expenses of $58,785 in connection with their organization. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
$8,745 in connection with their organization. The Mainland China Fund has incurred an expense of $23,338 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Funds commenced investment operations. In the event that any of the initial shares of either Fund are redeemed by the holder during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

    G. CONCENTRATION OF RISK. The Asia Blue Chip Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Government Bond Fund invests substantially in bonds issued by various governments around the globe. The consequences of political, social or economic changes in the countries in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

    H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    I. INDIRECTLY PAID EXPENSES. Under terms of the Custodial Agreement, the Funds may earn credits, based on custody cash balances, to applied to custodian fees. For the six months ended June 30, 1998, the Asia Small Cap Fund earned custody credits of $21,564.

    J. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT OF PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency. In the

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
event that distributions exceed the aggregate amount of undistributed net investment income and net realized capital gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Guinness Flight Funds, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Flight Investment Management Limited (the "Advisor"), to provide the Funds with investment management services. The Advisor furnished all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee equal to the following annual percentages of daily average net assets:

Asia Blue Chip Fund                                              1.00%
Asia Small Cap Fund                                              1.00%
China & Hong Kong Fund                                           1.00%
Mainland China Fund                                              1.00%
Global Government Bond Fund                                      0.75%

    The Funds are responsible for their own operating expenses. The Advisor and Administrator have agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels. Expenses reimbursed from the Adviser for the six months ended June 30, 1998 are stated in the Funds' Statement of Operations:

Asia Blue Chip Fund                                              1.98%
Asia Small Cap Fund                                              1.98%
China & Hong Kong Fund                                           1.98%
Mainland China Fund                                              1.98%
Global Government Bond Fund                                      0.75%

    The cumulative unreimbursed amounts paid by the Advisor on behalf of the Funds, during the period from inception (respectively) to June 30, 1998, are as follows:

Asia Blue Chip Fund                                       $ 303,599
Mainland China Fund                                          44,031
Global Government Bond Fund                                 777,389

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Effective December 31, 1997, the Advisor agreed to amend the expense reimbursement agreement to limit the period within which the Advisor may recoup the above amounts from the Funds, to no later than December 31, 2002, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the possible recoupement period of any expense reimbursements in each year subsequent to 1997, will be limited to five years from the year of the reimbursement, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

    Investment Company Administration Corporation (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives an annual fee equal to 0.25% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China & Hong Kong Fund and $80,000 or 0.25% of the aggregate average daily net assets of the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund, and Global Government Bond Fund.

    The Funds will reimburse the Advisor and Administrator in subsequent years when operating expenses (before reimbursements) are less than the applicable percentage limitation in effect at that time for each of the Funds.

    First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Guinness Funds are also officers and/or Trustees of the Administrator and Distributor.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the period ended June 30, 1998 were:

FUND                                                      PURCHASES       SALES
------------------------------------------------------  -------------  ------------
Asia Blue Chip Fund                                     $   3,948,742  $  1,452,822
Asia Small Cap Fund                                     $   9,107,731  $ 41,214,062
China & Hong Kong Fund                                  $ 136,588,291  $ 88,288,369
Mainland China Fund                                     $  16,658,235  $  6,008,838
Global Government Bond Fund                             $   5,036,756  $  5,061,233

    Purchases and sales of U.S. Government obligations by the Global Government Bond Fund were $1,960,603 and $1,022,735, respectively.

NOTE 5 - LINE OF CREDIT

The Funds have a $50 million committed line of credit with a bank that expires on June 15, 1999. The interest rate on the line of credit is the bank's base rate, as revised from time to time. At June 30, 1998, there were no outstanding balances under the line of credit for any of the Funds.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 1998 the Funds had entered into forward foreign currency contracts which obligated the Funds to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to netted against the forward value of the currency to be delivered by the Funds and the remaining amount is shown as receivable (payable) for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at June 30, 1998 were as follows:

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$             255,000  Canadian Dollar 364,000                08/27/98      (6,799)
  US$           2,127,445  Deutsche Mark 3,741,954                08/27/98     (45,241)
  US$           1,497,042  British Pound Sterling 922,437         08/27/98     (38,693)
  US$             370,036  British Pound Sterling 228,699         12/01/98       8,606
  US$             253,397  French Franc 1,497,576                 12/01/98       2,740
  US$             529,480  Japanese Yen 70,783,178                12/01/98       4,312
                                                                            -----------
                           Total Forward Contracts                           $ (75,075)
                                                                            -----------
                                                                            -----------

NOTE 7 - YEAR 2000 ISSUE

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the advisor/ administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor/administrator is taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

NOTE 8 - FUTURES CONTRACTS

Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in a inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. During the six months ended June 30, 1997 the China & Hong Kong Fund entered in to futures contracts which resulted in net realized losses of $1,306,679. At June 30, 1998, there were no open futures contracts.

60